Certain Transactions	9 Months Ended
Sep. 30, 2021
Certain Transactions [Abstract]
Certain Transactions
Note 3. Certain Transactions

 Origin acquisition

 On December 31, 2020 (the “Origin transaction date”) the Company acquired 3D printing start-up Origin Laboratories Inc. (“Origin”) for an aggregate purchase price of $97.1 million (the “Origin transaction”), including cash and shares. The acquisition enables Stratasys to expand its leadership through innovation in the fast-growing mass production parts market with a next-generation photopolymer platform. Stratasys expects Origin’s proprietary Programmable PhotoPolymerization (P3) technology to be an important growth engine for the Company. The acquisition was aimed at fortifying the Company's leadership in polymers and production applications of 3D printing in industries such as dental, medical, tooling, and select industrial, defense, and consumer goods markets.

In exchange for 100% of the outstanding shares of Origin the Company issued 1,488 thousand ordinary shares, paid cash upon closing, and is obligated to pay additional payments (combination of cash and shares) subject to performance-based earn-outs over 3 years.

The Origin transaction is reflected in accordance with ASC Topic 805, “Business Combinations”, using the acquisition method of accounting with the Company as the acquirer.

The following table summarizes the fair value of the consideration transferred to Origin stockholders for the Origin transaction:

U.S. $ in thousands
Cash payments	$33,025
Issuance of ordinary shares to Origin stockholders	26,636
Contingent consideration at estimated fair value	37,400
Total consideration	$97,061

 The fair value of the ordinary shares issued was determined based on the closing market price of the Company’s ordinary shares on the Origin transaction date.

In accordance with ASC Topic 805, the estimated contingent consideration as of the Origin transaction date was included in the purchase price. The total contingent payments could reach to a maximum aggregate amount of up to $40 million. Approximately 50% of the payments shall be settled in cash, and 50% shall be settled through the issuance of ordinary shares. The estimated fair value of the contingent consideration is based on management’s assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. This fair value measurement is based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy. Changes in the fair value of contingent consideration will be recorded in Consolidated Statements of Operations and Comprehensive Loss. Refer to note 9.

An additional payment of $6 million, which is subject to the founders' retention over 3 years, will be recorded as compensation expense over the retention period. Compensation expenses for the three and nine months ended September 30, 2021 were approximately $1.1 million and $3.3 million respectively.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed, based on the information that is available as of September 30, 2021. Thus, the measurements of fair value reflected are subject to changes and such changes could be significant. The preliminary allocation of the purchase price to assets acquired and liabilities assumed is as follows:

Allocation of Purchase Price
(U.S. $ in thousands)
Cash and cash equivalents	$2,083
Goodwill	38,094
Intangible assets	71,120
Other assets	3,493
Total assets acquired	114,790

Net deferred tax liabilities	14,007
Other labilities	3,722
Total liabilities assumed	17,729

Net assets acquired	$97,061

The allocation of the purchase price to net assets acquired and liability assumed resulted in the recognition of an intangible asset related to developed technology of $71 million. This intangible asset has a useful-life of 10 years. The fair value estimate of the developed technology is determined using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This valuation technique estimates the fair value of an asset based on market participants’ expectations of the cash flows an asset would generate over its remaining useful life. The net cash flows were discounted to present value.

Pro forma information giving effect to the acquisition has not been provided as the impact of the transaction for purposes of Stratasys' consolidation results of operations and financial condition would not be material.

  XAAR acquisition

On November 1, 2021, the Company acquired the remaining 55% share of XAAR 3D, for an aggregate purchase price of $33.8 million. The Company paid cash upon closing and it is obligated to make additional earn-out payments and royalties on products and services sales for up to 15 years.

  RPS acquisition

 On February 16, 2021 the Company acquired RP Support Limited (“RPS”), a provider of industrial stereolithography 3D printers and solutions. In exchange for 100% of the outstanding shares of RPS, the Company paid cash upon closing and it is obligated to make additional payments (in cash), subject to performance-based criteria, via earn-out payments over two years.

  Marketable equity investment

The Company recognized in the three and nine months ended September 30, 2021 losses of $2.0 million and $1.2 million respectively, for revaluation of an equity investment. In prior periods the investment was treated as a non-marketable equity investment without readily determinable fair value. The entity in which the Company invested became public during the first quarter and accordingly the investment is now treated as a marketable equity investment.